ORGANIZATIONAL CHARTS 2005

AXA
FINANCIAL PROTECTION

Be Life Confident

AXA
OWNERSHIP STRUCTURE
JANUARY 1, 2005


MUTUELLES AXA
71.68%
(80.52%)
(a)
2.72%
(4.37%)
BNP PARIBAS
20.90%
(12.89%)
FINAXA
17.34%
(27.50%) (a)
AXA
73.38%
(61.41%)
SHARES PUBLICLY TRADED
95.45%
(96.66%)
5.15%
(6.24%)
EMPLOYEES AND AGENTS
ANF
0.29%
(0.48%)
1.12%
Treasury Shares

( ) : in voting power.
(a) directly and indirectly in share capital and in voting power.

AXA
OWNERSHIP STRUCTURE
(in the Annual Report)
FEBRUARY 28, 2005



MUTUELLES AXA
71.69%
(80.53%)
(a)
2.72%
(4.38%)
BNP PARIBAS
20.90%
(12.89%)
FINAXA
17.33%
(27.58%)
(a)
AXA
73.50%
(61.66%)
SHARES PUBLICLY TRADED
95.45%
(97.18%)
5.06%
(6.14%)
EMPLOYEES AND AGENTS
ANF
0.29%
(0.24%)
1.10%
Treasury Shares

( ) : In voting power.
(a) directly and indirectly in share capital and in voting power.

ASSISTANCE - JANUARY 1st, 2005


AXA
100 %
AXA Assistance SA
100%
59%
100%
100%
AXA Assistance France
AXA Assistance Maroc
Inter Partner Assistance (Belgium)
Inter Partner Assistencia Espana SA (Spain)
100%
100%
66%
AXA Assistance France Assurances
AXA Assistance Services
Delta Services
100%
80%
Inter Partner Asistencia Servicios Espana (Barcelone)
Inter Fronteras (Madrid)
100%
80%
100%
51%
60%
Société Internationale de Maintenance et de Services (a)
Truck Assistance International
AXA Assistance Protection (a)
Emergency Medical Care Holding Ltd (UK)
Pluridis
100%
100%
TAI Transport Assistance
Truck Assistance International Services
Emergency Medical Care French Branch
Branches:
- Amsterdam (The Netherlands)
- Athens (Greece)
- Geneva (Switzerland)
- Lisbon (Portugal)
- London (UK)
- Munich (Germany)
- Paris (France)
- Rome (Italy)

AXA Assistance has participation in local companies: Call US (Austria).

(a) In run off.

ASSISTANCE - EUROPE - JANUARY 1st, 2005



Inter Partner Assistance
(Belgium)
AXA Assistance Services (Belgium)
100%
Auto Club Assistance ACA (Belgium)
51%
AXA Assistance Ceska Republika Spol. (Czech Republic)
100%
AXA Assistance GmbH (Germany)
100%
Inter Partner Assistance Services GmbH (Germany)
100%
Inter Partner Assistenza Servizi Spa (Italy)
80%
AXA Assistance Maroc Services (Morocco)
100%
Inter Partner Assistance Services BV (Netherlands)
100%
AXA Assistance Polska SA (Poland)
100%
Inter Partner Assistance Serviços (Portugal)
100%
IPA Yardim Ve Destek Hizmetleri Ticaret Ltd (Turkey)
100%
AXA Assistance UK (United Kingdom)
100%

ASSISTANCE - AMERICA - ASIA - JANUARY 1st, 2005

AXA

Inter Partner Assistance
(Belgium)

Subsidiary	%	%	Subsidiary
AXA Asistencia Argentina (Argentina)	100%	100%	SFA Asia (Hong-Kong)
AXA Assistance Australia Pty Ltd (Australia)	100%	50%	Inter Partner Assistance Japan Ltd (Japan)
Inter Partner Assistance s/c Ltda (Brazil)	100%	100%	AXA Assistance Malaysia Sdn Bhd (Malaysia)
AXA Assistance Canada Inc (Canada)	100%	100%	AXA Assistance Mexico SA de CV (Mexico)
AXA Asistencia Chile SA (Chile)	100%	100%	AXA Assistance Pte Ltd (Singapore)
AXA Asistencia Colombia SA (Colombia)	66.30%	97.49%	AXA Assistance Company Ltd (Thailand)
Inter Partner Assistance Hong-Kong Ltd (Hong-Kong)	85%	100%	AXA Assistance USA Inc (USA)
		100%	AXA Asistencia de Venezuela SA (Venezuela)

AUSTRALIA - AXA ASIA PACIFIC HOLDINGS LIMITED - JANUARY 1st, 2005



AXA
(a)
AXA Equity & Law Life Assurance Society (UK)
48.25%
3.40%
AXA Asia Pacific Holdings Limited
100%
The National Mutual Life Association of Australasia Limited
100%
AXA APH Executive Plan (Australia) Pty Ltd
80%
P.T. AXA Life Indonesia (Indonesia)
45%
AXA Life Insurance Corp. (Philippines)
100%
National Mutual International Pty Limited
100%
AXA Asia Pacific Finance Limited
100%
National Mutual Funds Management (International) Ltd
100%
National Mutual Funds Management (Global) Limited
50%
Alliance Capital Management Australia Limited
100%
SG (AUST) Holdings Pty (d)
100%
Ipac securities
100%
AXA Financial Services Pte Ltd Singapore Holding Cy
100%
AXA Life Singapore Pte Ltd
100%
NM Insurances (Singapore) Pte Ltd
72.97%
AXA China Region Limited (Hong Kong)
27.03%
100%
Detura Limited
49% directly and indirectly (e)
Krungthai AXA Life Insurance Company Ltd (Thailand)
51%
AXA Mandiri Financial Services
50%
Alliance Capital (USA)

(a) With AXA UK as sub-holding company
(b) 55% owned by First Metro Investment Corporation.
(c) Into liquidation.
(d) SG means Sterling Grace.
(e) Directly and indirectly and 50% by Krungthai Bank.

AXA CORPORATE SOLUTIONS ASSURANCE - JANUARY 1st, 2005



AXA France Assurance
98.75%
AXA Corporate Solutions Assurance
(France)
100%
AXA Corporate Solutions Services
50%
Ecorisk
(France)
100%
AXA Corporate Solutions Services Uk Ltd
(UK)
99.9%
Futur RE
(Luxembourg)
100%
AXA Corporate Solutions Marine Services Ltd
(Hong Kong)
AXA Corporate Solutions Assurance Canadian Branch
AXA Corporate Solutions Assurance German branch
AXA Corporate Solutions Assurance Italian branch
AXA Corporate Solutions Assurance Spanish branch
AXA Corporate Solutions Assurance UK branch

AXA INVESTMENT MANAGERS - FRANCE - UK - JANUARY 1st, 2005



AXA France Assurance and Insurance and reinsurance companies
AXA Belgium
AXA Konzern AG
AXA UK Plc
Elli BV
19.7% (a)
3.8%
51.6%
6.6%
16.4%
1.9%
AXA Investment Managers
100%
AXA Multimanager Ltd (UK)
AXA Investment Managers Ireland Ltd (Ireland)
AXA Investment Managers Limited (UK)
AXA Asset Management Ltd (UK)
AXA Investment Managers GS (UK)
AXA Investment Managers Paris (France)
AXA Epargne Entreprise (France)
33.3%
66.7%
25%
AXA Investment Managers UK Holding (UK)
AXA Investment Managers GS Madrid (Spain)
AXA Gestion FCP (France)
Epargne Service Entreprise (France)
AXA Funds Managers Ltd (UK)
AXA Investment Managers UK Limited (UK)

(a) The AXA Mutuals also own 3.7% .

AXA INVESTMENT MANAGERS - EUROPE (OTHERS COUNTRIES) - JANUARY 1st, 2005



AXA Investment Managers
100%
100%
92.5%
100%
100%
AXA IM Benelux
(Belgium)
AXA Asset Managers Deutschland
(Germany)
AXA Investment Managers Deutschland
(Germany)
AXA Investments Managers Italia
(Italy)
AXA Funds Management
(Luxembourg)

AXA INVESTMENT MANAGERS - UNITED STATES - ASIA - JANUARY 1st, 2005


AXA
AXA Investment Managers
100%
64%
100%
100%
AXA Investment Managers Tokyo (Japan)
AXA Rosenberg IM (Tokyo)
AXA Investment Managers US Holding (USA)
AXA Alternative Advisors (USA)
100%
AXA Investment Managers Rose (USA)
30%
75%
100%
AXA Rosenberg Group LLC (USA)
AXA IM Inc (USA)
20%
80%
100%
100%
AXA Rosenberg Asia Pacific Holding LLC (USA)
AXA Rosenberg Investment Management (London)
AXA Rosenberg Management Ireland Ltd (Dublin)
100%
100%
AXA Rosenberg Asia Pacific (Hong Kong)
AXA Rosenberg Asia Pacific (Singapore)

AXA INVESTMENT MANAGERS - PRIVATE EQUITY - JANUARY 1st, 2005



AXA
AXA Investment Managers
99%
AXA Investment Managers Private Equity
(France)
99%
100%
AXA Private Equity US
(USA)
AXA Investment Managers Private Equity Europe SA
(France)
100%
AXA Private Equity Germany GmbH
(Germany)

AXA OEUVRES D'ART - AXA UNIVERSITY COMPANIES - JANUARY 1st, 2005


MUTUELLES AXA
FINAXA
AXA
Société Beaujon
100%
100%
100%
100%
AXA Cantenac Brown (a)
AXA Suduiraut (a)
Lor Patrimoine
AXA Oeuvres d'Art

(a) AXA University Companies.

AXA MILLESIMES - JANUARY 1, 2005



AXA
100% (a)
AXA Millésimes
99.09%
Châteaux et Associés S.N.C
99.81%
Domaine de l'Arlot S.C.I.
99.99%
C.M.G.C. S.A.S.
99.97%
Quinta do Noval (Portugal)
100%
Quintoval (Portugal)
100%
Disznoko RT Tokaj (Hungary)
100%
SARL Tour Pibran
51%
Domaine de l'Arlot S.C.E.
99%
Entrepôts du Médoc S.N.C.
99.99%
Châteaux & Associés l'Entrepôt S.N.C.
99%
Petit Village S.N.C.E
1%
Petit Village SCEA
99.99%
99%
Cantenac Brown S.N.C.E
1%
Cantenac Brown S.N.C.
100%
99%
Suduiraut S.N.C.E
1%
Suduiraut S.A.S.
100%
99%
Pichon Longueville S.N.C.E
1%
Pichon Longueville S.N.C.
100%
Tour Pibran S.C.I.
99.99%
99%
Belles Eaux S.N.C.E
1%
Belle Hélène S.N.C.
99.99%

(a) Directly and indirectly. The AXA Mutuelles hold 59.85% of the paid-up capital.

AXA RE - JANUARY 1st, 2005
simplified


100%
AXA UK Holdings Limited
100%
100%
100%
100% (a)
Montgomerie & Workman Limited
Saint-Georges Ré
AXA RE
AXA Cessions
100%
English & Scottish Maritime and General Insurance Co. Limited

(a) 100% directly and indirectly.

AXA RE - EUROPE – JANUARY 1st, 2005



AXA
100%
AXA RE
100%
100%
100%
100%
AXA RE UK Holding Company Ltd (UK)
C.G.R.M. (Monaco)
AXA RE Finance (b) (France)
Venôme St James SCI (France)
100%
96%
AXA Reinsurance UK Plc (a)
AXA RE UK Trustees Ltd
AXA RE UK branch (a)
AXA RE Madeira branch
AXA RE Finance Madeira Branch (b)

(a) In run off.
(b) No new business underwritten.

AXA RE - AMERICA - ASIA/PACIFIC - JANUARY 1, 2005



100%
AXA RE
100%
100%
100%
100%
100%
AXA RE Asia Pacific Pte. Ltd.
Risc Limited (Bermuda)
AXA Re America Insurance Company
AXA Space Inc.
AXA RE Latin America, Inc.
AXA RE Services Japan Co. Ltd
AXA RE Hong-Kong Branch (a)
AXA RE Canadian Branch
AXA RE Asia Pacific Australian Branch (b)
AXA RE Asia Pacific Malaysia Branch

(a) In run off.
(b) No new business underwritten.

AXA REAL ESTATE INVESTMENT MANAGERS - JANUARY 1st, 2004


AXA Investment Managers
100%
AXA Real Estate Investment Managers
99.9%
AXA Real Estate Investment Managers Benelux (Belgium)
100%
AXA Real Estate Investment Managers France (France)
100%
AXA Immobilien (Germany)
100%
AXA Real Estate Investment Managers Asia (Hong Kong)
100%
AXA Real Estate Investment Managers Italia (Italy)
100%
AXA Real Estate Investment Managers Netherlands (Netherlands)
100%
AXA Real Estate Investment Managers Iberica (Portugal)
100%
AXA Real Estate Investment Managers Iberica (Spain)
100%
AXA Real Estate Investment Managers Ltd (UK)
100%
AXA Merkens Fonds (Germany)
100%
AXA Real Estate Managers Deutschland (Germany)
100%
AXA Real Estate Investment Managers UK (UK)

BENELUX - JANUARY 1st, 2005



AXA UK
(UK)
Guardian Royal Exchange Plc
(UK)
AXA Insurance plc
(UK)
100%
Guardian Royal Exchange International (Holdings) B.V.
(The Netherlands)
100%
Vinci BV
4.07%
AXA
84.3%
AXA Holdings Belgium (a)
(Belgium)
AXA Corporate Solutions Assurance
(France)
6.21%
AXA France IARD
(France)
5.41%
45.70%
AXA Nederland B.V. (b)
(The Netherlands)
100%
AXA Belgium
(Belgium)
40.20%
100%
AXA Bank Belgium
(Belgium)
100%
AXA Luxembourg SA
(Luxembourg)
100%
Royale Belge Investissements
(Luxembourg)
14.10%

BELGIUM - JANUARY 1st, 2005


AXA
AXA Holdings Belgium
100%
100%
100%
100%
100%
AXA Belgium
L'Ardenne Prévoyante
Assurances de La Poste Vie
SERVIS (a)
AXA Bank Belgium
100%
AXA Private Management

(a) New corporate name since May 2004 (formerly Assurances de La Poste).

CANADA - AXA CANADA - JANUARY 1st, 2005



AXA
100%
AXA Canada Inc.
Banque Nationale du Canada
10%
50%
100%
50%
90%
Agence Gilles Gadoua inc.
50%
AXA Assurances Inc.
50%
AXA Services financiers Inc.
InnovAssur, assurances générales Inc.
100%
100%
100%
50%
100%
100%
100%
100%
AXA Insurance (Canada)
Anglo Canada General Insurance Company
Services Financiers AXA Assurances Inc.
SecuriGroupe Inc.
Insurance Corporation of Newfoundland Limited
AXA Pacific Insurance Company
AXA Assurances agricoles Inc.
Anthony Insurance Inc.

CHINA including HONG KONG - JANUARY 1st, 2005


AXA
100%
Directly and indirectly
AXA Asia Pacific Holdings Limited
National Mutual International Pty Ltd
72.97% (a)
Detura Limited
27.03%
51%
AXA China (France)
49%
51%
Minmetals
49%
100%
AXA Holdings Pte Ltd (Singapore)
82.5%
17.5%
AXA General Insurance Hong Kong Ltd
AXA China Region Limited (Hong Kong)
AXA-Minmetals Assurance Company Limited (China)
AXA Life Insurance (Hong Kong)
AXA Insurance Hong Kong Ltd (b) (Hong Kong)
100%
AXA China Region Insurance Company (Bermuda) Limited
Representative Offices (a) (China)
100%
AXA China Region Insurance Company Limited

(a) Representative offices in Beijing, Chengdu, Wuhan and Dalian.
(b) Shell company.

FINANCIAL SERVICES - JANUARY 1st, 2004


AXA France Assurance
AXA France Vie
67.02%
32.98%
AXA Banque
65%
CETELEM
35%
AXA Banque Financement (a)
100%
COMPAGNIE FINANCIERE DE PARIS
100%
100%
100%
Sofinad
CFP-Crédit
CFPCC
(USA)

(a) New corporate name since May 19, 2004 (formerly AXA Crédit).

FRANCE - HOLDING COMPANIES - JANUARY 1st, 2005



AXA Assurances IARD Mutuelle
AXA Assurances Vie Mutuelle
AXA Courtage Assurance Mutuelle
1.16% (1.87%) (b)
0.99% (1.58%)
0.57% (0.92%)
BNP PARIBAS
20.90% (12.89%)
FINAXA
17.34% (27.50%) (b)
(a)
AXA
73.38% (61.41%)
Shares Publicly Traded
5.15% (6.24%)
Employees and Agents
1.12%
Treasury Shares
100%
100%
100%
95.45% (96.66%)
Oudinot Finance
FDR Participations
Colisée Vendôme
A.N.F.
0.29% (0.48%)
47.68%
48.25%
Compagnie Financière des Agents Généraux d'AXA (e)
100%
99.77% (e)
100%
51%
99.77% (d)
100%
AXA France IARD
AXA Participations 2
Société Beaujon
Mofipar
AXA China (c)
AXA Technology Services
Oudinot Participations
100%
100%
99.92% (d)
100%
C.F.G.A. 2000
Colisée Excellence
Vamopar
AXA America Holdings Inc. (Etats-Unis)

( ) voting rights.
(a) The Mutuelles AXA hold 2.72% (4.37%) of AXA.
(b) Directly and indirectly.
(c) AXA China Region Ltd, registered in Hong Kong, holds 49%.
(d) 100% directly and indirectly.
(e) AXA Assurances Vie Mutuelle holds 3.54% of the paid-up capital.

FRANCE - INSURANCE ACTIVITIES - JANUARY 1st, 2005


AXA Assurances IARD Mutuelle
1.16%
AXA Assurances Vie Mutuelle
0.99%
AXA Courtage Assurance Mutuelle
0.57%
2.72%
FINAXA
17.34% *
AXA
100%
100%
AXA France Assurance
AXA Assistance SA
100%
AXA Assistance France
99.92%
98.34%
98.75%
98.51%
100%
100%
67.02%
AXA France IARD
1.42%
AXA France Vie
AXA Corporate Solutions Assurance
Juridica
AVANSSUR @)
Direct Assurance Vie
AXA Banque
BNP Paribas
50%
50%
50.8%
49.1%
32.98%
94.4%
10%
Natio Assurance
AXA Caraïbes (Martinique)
Argoule
AXA Assurcrédit
40%
Coface
49.9%

* directly and indirectly.
@) New corporate name since December 1er, 2004 (formerly Direct Assurance IARD).

GERMANY - JANUARY 1st, 2005



100%
Vinci BV
8.83%
67.72%
Kölnische Verwaltungs AG für Versicherungswerte
39.73%
Public
7.33%
23.02%
25.63%
27.31%
AXA Konzern AG

GERMANY - INSURANCE COMPANIES - JANUARY 1st, 2005


AXA
AXA Konzern AG
100%
AXA Art Versicherung AG
99.86%
AXA Versicherung AG
51.3%
99.14%
AXA Lebensversicherung AG
97.87%
Deutsche Ärzteversicherung AG
64.34%
AXA Krankenversicherung AG (a)
35.66%
100%
AXA Bank
100%
Pro GAV Pensionskasse AG
39.88%
Roland Rechtsschutz-Versicherungs-AG (b)
100%
Colonia Insurance (Ireland) Plc (Ireland)
100%
AXA "die Alternative" Versicherung AG
100%
DARAG
29.63%
70.37%
Deutsche Ärzte-Versicherung Allgemeine Versicherungs-AG

(a) Health insurance.
(b) Assistance and legal expenses insurance.
.

GERMANY - "ART INSURANCE" SUBSIDIARIES - JANUARY 1st, 2005



AXA
AXA Konzern AG
99.86%
AXA Versicherung AG
(Cologne)
100%
AXA Nordstern France S.A.
(Paris)
100% (a)
AXA Art d'Assurances S.A.
(Paris)
100%
AXA ART Versicherung AG
(Cologne)
100%
AXA Art Insurance Ltd
(London)
100%
AXA Art Services Ltd.
(London)
100%
AXA Art Versicherung AG
(Zürich)
100%
AXA Art Holdings Inc.
(New York)
100%
Fine Art Service International Inc.
(New York)
100%
AXA Art Insurance Corporation
(New York)
AXA ART Versicherung AG
(Brussels)
AXA ART Versicherung AG
(Breda)
AXA Art Assicurazioni
(Milan)
AXA Art Versicherung AG
(Luxembourg)
AXA Art Seguros & Reaseguros SA
(Madrid)

(a) 0.36% owned by AXA Versicherung AG.

INDONESIA - JANUARY 1st, 2005


AXA
AXA Asia Pacific Holdings Limited
(Australia)
80%
(a)
80%
(a)
PT Asuransi AXA Indonesia
P.T. AXA Life Indonesia

(a) Nominee arrangement regarding the other 20% of the shares.

IRELAND - JANUARY 1st, 2005


AXA
AXA UK Plc (UK)
Guardian Royal Exchange Plc (UK)
AXA Insurance plc (UK)
100%
AXA Holdings Ireland Limited
100%
AXA Ireland Limited
100%
AXA Direct Limited
100%
AXA Insurance Limited (a)
100%
AXA Group Services Limited
AXA Konzern AG
100% Indirectly
Colonia Insurance (Ireland) Plc

(a) New corporate name since February 18, 2002 (formerly AXA PMPA Insurance Limited)

ITALY - JANUARY 1st, 2005



AXA
98.24% (a)
AXA France Assurance
AXA France Vie
AXA France Vie Italy Branch
AXA Italia S.p.A.
100%
98.1% (b)
100%
UAP Vita S.p.A.
AXA Assicurazioni S.p.A.
AXA Interlife S.p.A. (d)
100%
100%
100%
28.9%
100%
99%
50%
Porta Romana Immobiliare SRL
ORSA SRL (e)
Centurbi Immobiliare S.p.A.
AXA SIM S.p.A. (c)
AXA Partecipazioni S.p.A;
AXA Carlink S.p.A.
AXA Cattolica Previdenza in Azienda S.p.A.
71.1%

(a) Directly and indirectly. AXA France Vie holds 1.76% of the paid-up capital.
(b) AXA France Vie Italy Branch also holds 1.9% of the paid-up capital and third-parties 0.01%.
(c) Financial company.
(d) AXA Interlife S.p.A. also holds 1.0% of the paid-up capital of AXA Carlink S.p.A.
(e) In run off.

JAPAN - JANUARY 1st, 2005


AXA
97.59% (a)
AXA Japan Holding Co., Ltd
100%
100%
100%
100%
100%
AXA Life Insurance Co., Ltd
AXA Group Life Insurance Co., Ltd
AXA non-life Insurance Co., Ltd
AXA Collection Services Co. Ltd.
AXA Hoken Sevices Co., Ltd

(a) 2.41% held by private shareholders.

LATIN AMERICA - JANUARY 1st, 2005


AXA
(Uruguay)
(Brazil)
(Chile)
100%
AXA Seguros
Uruguay
99.9%
Voltaire
Participaçoes
79.5%
UAP International
do Brasil
29.87%
70.1%
Rio Branco
Participaçoes SA
100%
AXA Inversiones
Chile Limitada

LUXEMBOURG - JANUARY 1st, 2005



AXA Holdings Belgium
100%
AXA Bank Belgium
AXA Luxembourg SA
99.99%
99.99%
99.99%
99.99%
99.99%
Banque IPPA & Associés
AXA Assurances Luxembourg
AXA Assurances Vie Luxembourg
Finaxa Luxembourg (a)
Crealux
(reinsurance)

(a) Shell company.

MAGHREB - MIDDLE EAST - JANUARY 1st, 2005



AXA
(Morocco)
(Lebanon)
(Arabian Peninsula)
51%
ONA
49%
AXA-ONA
Groupe SLF
100%
49%
49%
100%
100%
AXA Assurance Maroc
AXA Middle East SAL Lebanon
2%
AXA Holding SAL Lebanon
AXA Insurance EC (Bahrein)
(Saudi Arabia - United Arab Emirates)
100%
82%
SOMAFIC (a)
ACRED (a)

(a) Consumer finance company.

THE NETHERLANDS - JANUARY 1st, 2005


AXA
AXA Holdings Belgium
AXA Nederland B.V.
100%
AXA Verzekeringen B.V.
100%
100%
AXA Leven N.V.
AXA Schade N.V.

PORTUGAL - JANUARY 1st, 2005



AXA
AXA France Assurance
AXA Corporate Solutions Assurance
AXA France Vie
83.02%
9.07%
5.37%
87.63%
7.46%
2.15%
AXA Portugal Companhia de Seguros SA (b)
AXA Portugal Companhia de Seguros de Vida SA

(a) Shell company.
(b) Less than 0.5% of the shares are still owned by the public.
(c) In run off.

SINGAPORE - TAIWAN - JANUARY 1st, 2005


AXA
AXA France Assurance
AXA France IARD
Branch in Taiwan (a)
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
100%
100%
NM Insurance (Singapore) Pte Ltd (Singapore)
AXA Financial Services Pte Ltd Singapore Holding Cy (Singapore)
100%
100%
AXA Wealth Management Singapore Pte Ltd (Singapore)
AXA Life Singapore Pte Ltd (Singapore)
25.8%
100%
AXA Holdings Pte Ltd (Singapore)
74.2%
AXA Insurance Singapore (Singapore)
100%
AXA Asia Regional Centre Pte Ltd (Singapore)

(a) Into liquidation.

SPAIN - JANUARY 1st, 2005



AXA
100%
AXA Aurora, S.A.
99.7%
99.99%
AXA Aurora Iberica, S.A., de Seguros y Reaseguros (a)
Hilo Direct S.A. de Seguros y Reaseguros
61%
100%
98.5%
100%
100%
Z.R.Z., S.L. (b)
Asesores de Seguros, ASEGUR Agencia de Seguros, S.A.
AXA Aurora Vida, S.A. de Seguros y Reaseguros (c)
AXA Aserores, Seguros e Inversiones Agencia de Seguros S.A.
Puntos Azules Asesores de Seguros Agencia de Seguros S.A.
100%
100%
AXA Ibercapital Agencia De Valores, S.A.
Consejeros Financieros Asesores de Seguros y Pensiones Agencia de Seguros

(a) Minority shareholders hold 0.3% of the paid-up capital.
(b) AXA Aurora Vida also holds 9% of the paid-up capital.
(c) Minority shareholders hold 1.5% of the paid-up capital.

SUB-SAHARAN AFRICA - JANUARY 1st, 2005



AXA
75.83%
AXA Assurances Côte d'Ivoire (Ivory Coast)
14.25%
AXA Assurances Cameroun (Cameroon)
99.9%
29.99%
99.92%
AXA Vie Cameroun (Cameroon)
69.36%
AXA Vie Côte d'Ivoire (Ivory Coast)
86.49%
AXA Assurances Gabon (Gabon)
64.51%
AXA Assurances Sénégal (a) (Senegal)
51.52%
16.12%
AXA Vie Gabon (Gabon)

(a) AXA Assurance Maroc also owns 8.67 % of the paid-up capital

SWITZERLAND - JANUARY 1st, 2005



AXA
95%
100%
AXA Compagnie d'Assurances sur la Vie
5%
AXA Compagnie d'Assurances
100%
Juridica
Compagnie d'assurance de la
Protection Juridique SA

THAILAND - JANUARY 1st, 2004



AXA
100%
directly and indirectly
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
ASM Holdings Ltd
24.99%
49%
directly and indirectly
36.36%
Compass Holding Company Limited (a)
Bank of Asia
22.06%
Tisco (Tri-Way)
11.07%
AXA Insurance Public Co. Ltd
Krungthai AXA Life Insurance Company Ltd
50%
Krungthai Bank
99.97%
V& N Associates

(a) Transferred to nominees of AXA Insurance Public Co. Ltd.

TURKEY - JANUARY 1st, 2005


AXA
50%
AXA Oyak Holding A.S.
50%
Oyak
100%
70.9%
AXA Oyak Hayat Sigorta A.S.
(life)
AXA Oyak Sigorta A.S.
(non life)
19.7%
T.C. Ziraat Bankasi
7.6%
TPAO (a) Personeli Vakfi
1.8%
Others

(a) Turkish Petroleum Research Foundation established by its personnel

UNITED KINGDOM - AXA UK - JANUARY 1st, 2005



AXA
99.9%
AXA Equity & Law Plc
78.3%
21.7%
AXA UK PLC
100%
Guardian Royal Exchange Plc
100%
AXA Sun Life Holdings Plc
100%
AXA Insurance Plc
100%
AXA Sun Life Plc
100%
AXA Sun Life Direct Limited
100%
Sun Life Assurance Society Plc
100%
AXA Holdings Ireland Limited (Ireland)
100%
AXA Insurance UK Plc
100%
AXA General Insurance Limited
100%
AXA PPP Healthcare Limited

UNITED STATES - JANUARY 1st, 2005
simplified


AXA
Oudinot Participations
(France)
100% (b)
AXA America Holdings Inc.
(Etats-Unis)
100%
99.5% (a)
AXA America Corporate Solutions Inc.
AXA Financial, Inc.
100%
AXA Corporate Solutions Reinsurance Company (a)
12.77% (58.25% directly and indirectly)
100%
Alliance Capital Management L.P.
MONY Holdings, LLC
100%
100%
100%
AXA RE Property & Casualty Insurance Company
AXA Corporate Solutions Life Reinsurance Company (a)
AXA Delaware LLC
100%
100%
100%
AXA Corporate Solutions Management Services Company of Texas
AXA RE America Insurance Company
AXA Corporate Solutions Insurance Company

(a) Indirect subsidiaries of AXA directly own the remaining 0.5% of the shares of AXA Financial, Inc.
(b) Directly and indirectly.

UNITED STATES - AXA FINANCIAL INC. - JANUARY 1st, 2005



AXA
AXA FINANCIAL INC.
100%
AXA Financial Services, LLC
100%
MONY Holdings, LLC
100%
The Advest Group, Inc.
100%
AXA Equitable Life Insurance Company (a)
100%
AXA Distribution Holding Corporation
100%
MONY Life Insurance Company
12.77%
45.48%
100%
100%
100%
100%
100%
100%
100%
100%
Alliance Capital Management L.P.
AXA Equitable Life and Annuity Company (b)
AXA Distributors LLC
AXA Network, LLC
AXA Advisors, LLC
Mony Life Insurance Company of America
U.S. Financial Life Insurance Company
MONY Securities Corporation
MONY Brokerage, Inc.

(a) New corporate name since September 7, 2004 (formerly The Equitable Life Assurance Society of the United States).
(b) New corporate name since September 7, 2004 (formerly The Equitable of Colorado, Inc).

UNITED STATES - ALLIANCE - JANUARY 1st, 2005



AXA
92.48%
(100% directly and indirectly)
AXA Financial, Inc.
100% indirectly
AXA Equitable Life Insurance Company
Mony Life Insurance Company
Mony Life Insurance Company of America
Equitable Holdings LLC
100%
ECMC, LLC
100%
Public and employees
98%
Alliance Capital Management Holding LP
0.9%
0.9%
100%
A.C.M.C. Inc
3.1%
12.9%
(60.3)% directly and indirectly
1.7%
0.5%
0.1%
16.1%
31.7%
26.1%
Alliance Capital Management Corporation
1% general partnership interest
Alliance Capital Management L.P.
7%
Public and employees
100%
Alliance Capital Management Corporation of Delaware